EXHIBIT 10.6.2

                    AMENDMENT #2 TO EMPLOYMENT AGREEMENT
                    ------------------------------------


      This AMENDMENT #2 (this "Amendment") is entered into on this 12th day of August, 1999, by and between ANNTAYLOR STORES CORPORATION (the "Company") and J. PATRICK SPAINHOUR (the "Executive"), and amends the Employment Agreement between the Company and the Executive, dated as of February 16, 1996, as previously amended by agreement dated as of August 23, 1996 (as so amended, the "Employment Agreement").

      For good and valuable  consideration,  the receipt and  sufficiency of
which  are  hereby  acknowledged  by  the  parties,   the  Company  and  the
Executive agree as follows:

      1. All capitalized terms used and not defined herein shall have the meanings ascribed to them in the Employment Agreement.


      2. The first two sentences of Section 2 of the Employment Agreement are hereby amended as of the date hereof to read in their entirety as follows:

      The term of this Agreement shall continue through May 31, 2002, unless further extended or sooner terminated as provided in this Agreement. Commencing on June 1, 2002, and on each
      anniversary   of   such   date   thereafter   (each   date,   an
      "Anniversary Date"), the term of the Executive's employment shall automatically be extended for one additional year, unless not later than six months prior to such Anniversary Date, either party shall have given notice (a "Nonrenewal Notice") to the other party that it does not which to extend this Agreement.


      3. Section 5(a)(i) of the Employment Agreement is hereby amended to provide that, commencing June 1, 1999, Executive's annual base salary shall be increased to a rate of $850,000.


      4. Section 5(a)(ii) of the Employment Agreement is hereby amended to increase Executive's annual Performance Percentage under the Company's Management Performance Compensation Plan to 80%, commencing with the Fiscal Year 1999 Performance Period under such plan.


      5. (a) The Executive is hereby awarded twenty-five thousand (25,000) restricted shares of Company Common Stock under the Company's 1992 Stock Option and Restricted Stock and Unit Award Plan (the "Option Plan"). Executive's rights to such shares shall vest, and the restrictions thereon shall lapse, on March 8, 2000.

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          (b)  The  Executive   shall  be  awarded  an   additional   25,000
restricted shares under the Option Plan on March 8, 2000. Executive's rights to such 25,000 restricted shares shall vest, and the restrictions thereon shall lapse, on March 8, 2001, provided that the Company shall have achieved at least 110% of the net income provided for in the Company's fiscal year 2000 operating budget as approved by the Board of Directors of the Company in the ordinary course. If the Company shall not have achieved at least 110% of budgeted net income for fiscal year 2000, Executive's rights to such restricted shares shall not vest, and such restricted shares shall automatically be forfeited by Executive.

           (c) The Executive shall be awarded an additional 25,000 restricted shares under the Option Plan on March 8, 2001. Executive's rights to such 25,000 restricted shares shall vest, and the restrictions thereon shall lapse, on March 8, 2002, provided that the Company shall have achieved at least 110% of the net income provided for in the Company's fiscal year 2001 operating budget as approved by the Board of Directors of the Company in the ordinary course. If the Company shall not have achieved at least 110% of budgeted net income for fiscal year 2001, Executive's rights to such restricted shares shall not vest, and such restricted shares shall automatically be forfeited by Executive.

                (d) The Company  shall enter into a  Restricted  Stock Award
Agreement with the Executive for each of the above grants of restricted shares, incorporating the vesting terms set forth above with respect to each such grant, and otherwise on the terms and conditions set forth in the form of Restricted Stock Award Agreement previously approved by the Compensation Committee of the Board of Directors for restricted stock awards under the Option Plan, including, but not limited to, terms providing for accelerated exercisability upon the occurrence of an Acceleration Event (as defined in the Option Plan).


      6. (a) Executive is hereby awarded a non-qualified stock option to purchase 250,000 shares of Common Stock under the Option Plan, having an exercise price of $44.25. Such option shall become exercisable commencing March 8, 2002, provided that Executive has remained continuously employed by the Company through such date. The option shall contain such other terms and conditions as are set forth in the Company's standard stock option agreements applicable to "time-vesting" options, including, but not limited to, accelerated exercisability upon the occurrence of an Acceleration Event (as defined in the Option Plan).

          (b) Executive is also hereby awarded a "super-incentive" non-qualified performance-vesting stock option to purchase 100,000 shares of Common Stock under the Option Plan, having an exercise price of $44.25. Such option shall become exercisable as follows:

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               (i)  50,000  of  the   option   shares   shall  vest  and  become
                    exercisable on March 8, 2000, if the Company shall have achieved earnings per share for the fiscal year 1999 of at least $***;

               (ii) the  remaining  50,000 of the option  shares  shall vest and become exercisable on March 8, 2001, if the Company shall have achieved earnings per share for the fiscal year 2000 of at least $***;

               (iii)if the Company shall not have  achieved the earnings  target specified in clause (i) or (ii), but the Company shall have achieved cumulative earnings per share aggregating at least $*** for the three fiscal year period from fiscal 1999 through fiscal 2001, then any option shares that did not vest pursuant to clause (i) or (ii), shall vest and become exercisable on March 8, 2002; and

               (iv) any option shares that shall not have vested pursuant to any of clauses (i), (ii), or (iii) above by March 8, 2002 shall lapse and such portion of the option shall be canceled, immediately upon determination thereof.

     The Company shall enter into a Stock Option Agreement with the Executive for the above stock option grant, incorporating the vesting terms set forth above, and otherwise substantially on the terms and conditions set forth in the form of the Company's standard Stock Option Agreement applicable to "performance vesting" options previously approved by the Compensation Committee of the Board of Directors, including, but not limited to, terms providing for accelerated exercisability upon the occurrence of an Acceleration Event (as defined in the Option Plan).

     (c) On January 31, 2000, Executive shall be awarded an additional "super-incentive" non-qualified performance-vesting stock option to purchase 100,000 shares of Common Stock under the Option Plan, having an exercise price equal to the Fair Market Value of the Common Stock on the date of grant, determined in accordance with the Option Plan. Such option shall become vested with respect to 100% of the option shares, on March 8, 2002, provided that (i) the Company shall have achieved earnings per share for the fiscal year 2001 of at least $***, or the Company shall have achieved cumulative earnings per share aggregating at least $*** for the three fiscal year period from fiscal 1999 through fiscal 2001, and (ii) Executive has remained continuously employed by the Company through such date. If the Company shall not have achieved the earnings per share target for fiscal year 2001, such option shall lapse and be canceled, immediately upon determination thereof. If the Fair Market Value of the Common Stock on January 31, 2000, determined in accordance with the Option Plan, is greater than $44.25, then the number of shares subject to the option to be granted

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          pursuant to this  section  shall be  increased to equal the product of
          100,000 multiplied by a fraction, the numerator of which is the Fair Market Value of the Common Stock on January 31, 2000 and the denominator of which is $44.25.


     The Company shall enter into a Stock Option Agreement with the Executive for such stock option grant, incorporating the vesting terms set forth above, and otherwise substantially on the terms and conditions set forth in the form of the Company's standard Stock Option Agreement applicable to "performance vesting" options previously approved by the Compensation Committee of the Board of Directors, including, but not limited to, terms providing for accelerated exercisability upon the occurrence of an Acceleration Event (as defined in the Option Plan).

      7. (a) For purposes of this Amendment, a "fiscal year" of the Company shall mean the fiscal year commencing on the Sunday closest to January 31 in the year mentioned (for example, "fiscal year 1999" means the fiscal year that began on February 2, 1999 and ends on January 29,
2000).

           (b) For purposes of Sections 5(b) and 5(c), net income shall mean that net income set forth on the Company's audited consolidated operating statement for the fiscal year in question.

           (c) For purposes of Sections 6(b) and 6(c), earnings per share shall mean the net earnings per share, on a diluted basis, set forth on the Company's audited consolidated operating statement for the fiscal year in question.


      8. From and after the date hereof, the term "Agreement" as used in the Employment Agreement, shall mean the Employment Agreement as amended by this Amendment, and the Employment Agreement, as so amended, shall continue in full force and effect.

      9. Sections 11 through 17 of the Employment Agreement are hereby made a part of, and are incorporated by this reference into, this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Amendment this 12th day of August, 1999.

ANNTAYLOR STORES CORPORATION              EXECUTIVE


By: /S/ Rochelle B. Lazarus               /s/ J. Patrick Spainhour
    ---------------------------------     -------------------------
        Rochelle B. Lazarus, Director         J. PATRICK SPAINHOUR



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